UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 1, 2003
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5.	Other Events

On December 1, 2003, Neurogen Corporation and Merck & Co., Inc. announced they have formed an exclusive worldwide alliance, subject to Hart-Scott-Rodino Act review, to research, develop and commercialize novel small molecule medicines which work by targeting the vanilloid receptor (VR1), a key integrator of pain signals in the nervous system. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

Item 7 .	Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

	99.1	Text of Press Release, dated December 1, 2003, titled "Neurogen and Merck Form Alliance to Develop Next-Generation Drugs for Pain and Other Disorders."

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION (Registrant)
By: s/ STEPHEN R. DAVIS
Name: Stephen R. Davis
Dated: December 1, 2003	Title: Executive Vice President and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Text of Press Release, dated December 1, 2003, titled "Neurogen and Merck Form Alliance to Develop Next-Generation Drugs for Pain and Other Disorders."